UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2006

DynCorp International LLC

(Exact name of registrant as specified in its charter)

Delaware	333-127343	52-2287126
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8445 Freeport Parkway, Suite 400, Irving, Texas	75063
(Address of principal executive offices)	(Zip Code)

(817) 302-1460

Registrant’s telephone number, including area code

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 14, 2006, the Board of Directors (the “Board”) of our parent company, DynCorp International Inc. (the “Company”), elected three new directors, Marc Grossman, Herbert J. Lanese and Charles Ream (the “New Directors”), after increasing the number of directors from ten to thirteen.

As non-employee directors, the New Directors will receive the same compensation paid to other non-employee directors of the Company, as disclosed in the Company’s Registration Statement on Form S-1 (as amended), initially filed with the SEC on September 28, 2005, including Class B membership interests in DIV Holding LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DynCorp International LLC.

Date: March 14, 2006	/s/ Michael J. Thorne
Michael J. Thorne
Senior Vice President, Chief Financial Officer, and Treasurer (principal financial and accounting officer)